UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                              CANTOP VENTURES, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                              CANTOP VENTURES, INC.

                          NOTICE OF STOCKHOLDER ACTION

To the Stockholders of Cantop Ventures, Inc.:

Notice is hereby given that the following actions were authorized by the Board of Directors of Cantop Ventures, Inc. (the "Company") on March 20, 2008, and approved by the written consent of the stockholders of Cantop Ventures, Inc. holding a majority of the shares of our outstanding common stock:

     (1) Amendment to our Articles of Incorporation to change the name of the Company from Cantop Ventures, Inc. to Wolf Resources, Inc.

     (2) Amendment to our Articles of Incorporation to vest authority in the board of directors to prescribe, the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.

     (3) Approval of a 1-for-100 reverse-split of its common stock issued and outstanding, such that every current shareholder of the Company's common stock shall be issued one share of the Company's $0.001 par value common voting stock in exchange for every 100 shares of the Company's $0.001 par value common voting stock held as of the record date, with fractional shares being rounded up to the next whole share. The number of authorized shares will be unchanged (120,000,000). The reverse-split will be effective as of _______________, 2008.

Prior to the effective date of the reverse-split there will be approximately 8,500,000 shares of the Company's common stock issued and outstanding. After the 1-for-100 reverse-split has been completed the total number of issued and outstanding shares of the Company's common stock will be approximately 85,000.

Only shareholders of record at the close of business on _______________, 2008 shall be given Notice of the Action by Written Consent. The Company will not solicit proxies.

The foregoing action will be taken on or about April 19, 2008, or approximately twenty (20) days after the mailing of this Notice and the enclosed Information Statement.

This Notice and the attached Information Statement are being circulated to advise our stockholders of certain actions already approved by written consent of the stockholders who collectively hold a majority of the outstanding shares of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until approximately twenty
(20) days after the date this Information Statement is mailed to our stockholders. Therefore, this Notice and the enclosed Information Statement are being sent to you for informational purposes only.

                       WE ARE NOT ASKING YOU FOR A PROXY AND
                     YOU ARE REQUESTED NOT TO SEND US A PROXY

Because the written consent of a majority of stockholders satisfies any applicable stockholder voting requirement of the Nevada General Corporation Law, our Articles of Incorporation, as amended and our Bylaws, we are not asking for a proxy and you are not requested to send one.

                                 By Order of the Board of Directors


                                 /s/ Christopher Paterson
                                 ------------------------------------
                                 Christopher Paterson, Director

                              Cantop Ventures Inc.
                                 564 Wedge Lane
                                Fernley, NV 89408
                            Telephone: (604) 805-6340
                            Facsimile: (604) 682-5335

                              INFORMATION STATEMENT

GENERAL

This information statement is circulated to advise the stockholders of Cantop Ventures, Inc. (the "Company") of actions to be taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the Voting Capital Stock of the Company. Management is not soliciting proxies because a sufficient number of shares have provided written consent to the actions.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The matters upon which action is being taken are:

     (1) Amendment to our Articles of Incorporation to change the name of the Company from Cantop Ventures, Inc. to Wolf Resources, Inc.

     (2) Amendment to our Articles of Incorporation to vest authority in the board of directors to prescribe, the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.

     (3) Approval of a 1-for-100 reverse-split of its common stock issued and outstanding, such that every current shareholder of the Company's common stock shall be issued one share of the Company's $0.001 par value common voting stock in exchange for every 100 shares of the Company's $0.001 par value common voting stock held as of the record date, with fractional shares being rounded up to the next whole share. The number of authorized shares will be unchanged (120,000,000). The reverse-split will be effective as of _______________, 2008.

The Company's Board of Directors approved these actions on March 20, 2008. The anticipated effective date will be a date no earlier than 20 days after the mailing of this Information Statement to our stockholders.

The elimination of the need for a special meeting of the stockholders to approve the actions is authorized by Section 78.320 of the Nevada General Corporation Law, (the "Nevada Law"). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to Section 78.320 of the Nevada Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to reverse split the Company's outstanding Common Stock. In a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority stockholders of the Company.

The record date established by the Company for purposes of determining the number of outstanding shares of voting capital stock of the Company was March 20, 2008, (the "Record Date").

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None

DISSENTERS' RIGHT OF APPRAISAL

None

OUTSTANDING VOTING STOCK OF THE COMPANY

As of the Record Date, there were 8,500,000 shares of Common Stock issued and outstanding. The Common Stock constitutes the outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder to one
(1) vote on all matters submitted to the stockholders.

None of the persons who have been directors or officers of the Company at any time since the beginning of the last fiscal year, nor any associate of any such persons, has any interest in the matters to be acted upon. No director of the

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
Company has informed the registrant in writing that he intends to oppose any action to be taken by the Company. No proposals have been received from security holders.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth as of March 20, 2008, the name and the number of voting shares of the Company, par value $.001, held of record or was known by the Registrant to own beneficially more than 5% of the 8,500,000 voting shares issued and outstanding, and the name and shareholdings of each officer and director individually and of all officers and directors as a group. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                                        NUMBER OF SHARES      PERCENTAGE OF
NAME OF BENEFICIAL OWNER       AFFILIATION             BENEFICIALLY OWNED       OWNERSHIP
------------------------       -----------             ------------------       ---------
Christopher Paterson          President/CEO/                2,000,000             23.53%
                              Secretary/Treasurer
Robert Roth                   Director

                              Director                      2,000,000             23.53%

Officers and Directors
 as a Group                                                 4,000,000             47.06%

For purposes of this table, a beneficial owner is one who, directly or indirectly, has or shares with others (a) the power to vote or direct the voting of the Common Stock (b) investment power with respect to the Common Stock which includes the power to dispose or direct the disposition of the Common Stock.

Dated: March 20, 2008                  By Order of the Board of Directors


                                      /s/ Christopher Paterson
                                      ------------------------------------
                                      Christopher Paterson, Director

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